SCHEDULE OF AGREEMENTS WITH EXECUTIVE OFFICERS
                 ---------------------------------------------

              The Company has entered into agreements with the following executive officers. Such agreements are substantially identical in all material respects to the form agreement set forth in Exhibit (10)(b)to the Company's Form 10-Q for the quarter ended March 31, 2000.


                                George R. Bennyhoff
                                Steven A. Ellers
                                John R. Gailey III
                                Stephen M. Heumann
                                Lawrence P. Higgins
                                Herbert L. Hugill
                                Donald E. Morel, Jr.
                                Anna Mae Papso